Employee Benefit Plans	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Employee Benefit Plans
EMPLOYEE BENEFIT PLANS

We maintain retirement savings plans under Section 401(k) of the Internal Revenue Code for eligible employees. The plans allow employees to defer, within prescribed limits, up to 30% of their income on a pre-tax basis through contributions to the plans. We provide limited matches of a portion of eligible employees’ contributions. For the year ended December 31, 2012, we recorded contribution expense related to our 401(k) plans of $68,000. We did not record contribution expense during 2011 and 2010, because we did not offer any form of match of employees’ contributions during those years.

We self-funded health care benefits, up to a certain stop loss amount, for employees at our Midwest casinos through the year ended December 31, 2008. During the fourth quarter of 2008, we discovered an error in the placement of the stop loss policy that was in effect for 2007. As a result of the error in policy placement, we were subjected to additional exposure for health care claims incurred in 2007. During 2008 and 2009, respectively, we incurred approximately $1.1 million and $0.3 million in excess of stop-loss limits on claims originally incurred in 2007. Since January 1, 2009, we have used a fully-insured plan for health care benefits for our Midwest casino properties. In July 2011, we entered into a settlement agreement with the insurance broker and received $1.6 million as full settlement of the litigation claims related to the policy error. We recorded the settlement as income in the line item Write downs, reserves and recoveries in the accompanying consolidated statement of operations.